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                                        CERTIFICATE SPECIFICATIONS

GROUP CONTRACT OWNER                                   ["MFS Regatta Insurance Trust"]
GROUP CONTRACT NUMBER                                  [12345]

CERTIFICATE NUMBER                                     [79-7900-123456]
CERTIFICATE TYPE                                       [Non Qualified] or [Qualified plan under IRS Code
                                                        section 401, 403(b), 408(a) or 408A]


PARTICIPANT/ANNUITANT                                  [John J. Doe, Participant]
                                                       [Mary J. Doe, Annuitant]
AGE OF PARTICIPANT                                     [35]
AGE OF YOUNGEST ANNUITANT                              [35]

DATE OF COVERAGE                                       [February 1, 2000]
COVERED PERSON                                         [Participant, unless indicated otherwise above]
CERTIFICATE ANNIVERSARY DATE                           [February 1, 2001]

INITIAL PURCHASE PAYMENT                               [$100,000]
MINIMUM INITIAL PURCHASE PAYMENT                       [$10,000] [if IRA $2,000]
MINIMUM ADDITIONAL PAYMENT                             [$1,000]
MAXIMUM PURCHASE PAYMENT                               [Any purchase payment that would NOT cause
 (without prior approval of the Company)                Account Value to exceed $2,000,000]

BENEFICIARY (RELATIONSHIP)                             [Susan J. Doe (Daughter)]

ANNUITY COMMENCEMENT DATE                              [July 1, 2060]
ANNUITY OPTION                                         [Deferred]
  Minimum Annuity Purchase Amount                      [$2,000]
  Minimum Initial Annuity Payment Amount               [$20]
  Account Fee After Annuity Commencement Date          [$50]

ACCOUNT FEE                                            [$50]
MAXIMUM ACCOUNT FEE                                    [$50]
MINIMUM ACCOUNT VALUE FOR WAIVER OF ACCOUNT FEE        [$100,000]

WITHDRAWAL CHARGES                                     NUMBER OF COMPLETE
                                                       ACCOUNT YEARS FROM
                                                       DATE OF COVERAGE            WITHDRAWAL CHARGES
                                                        [1                                [6%
                                                         2                                 6%
                                                         3                                 5%
                                                         4                                 5%
                                                         4+]]                              0%]


FREE WITHDRAWAL AMOUNT                                 [[During the first Certificate Year: (a)
                                                       After the first Certificate Anniversary, the
                                                       greater of and (a) and (b).

                                                       (a)  [[15% of new Purchase Payments, irrespective
                                                            of whether such new Payments have been liquidated.
                                                       (b)  Your Certificate's "earnings" to date minus any free
                                                            withdrawals previously taken. "Earnings" is defined
                                                            as your Account Value on the day we receive your
                                                            withdrawal request plus all withdrawals and charges
                                                            previously taken, minus all Purchase Payments you have
                                                            made.]
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INITIAL GUARANTEE PERIODS(S)                             ["1-10 Year" or "Non-Elected"]
GUARANTEED INTEREST RATE                                 ["1YR-4.5%", "3YR-5.6%" or "N/A"]
      Minimum Guarantee Period Amount                    [$1,000]
      Minimum Guaranteed Interest Rate                   3%
      Market Value Adjustment ("b" Factor)               [0%]     Maximum 0.25%

CURRENT FEE PER TRANSFER                                 [$0]
      Maximum Fee Per Transfer                           [$15]
      Maximum Number of Transfers per Year               [12]
      Minimum Transfer Amount                            [$1,000]
      Minimum Remaining in Sub-Account after Transfer    [$1,000]

ANNUAL ASSET CHARGE
       Under $1,000,000                                  [1.35%] or [1.50%] or [1.60%] or [1.75%]
                                                         [1.35%] after Annuity Commencement Date
       $1,000,000 and over                               [1.10%] or [1.25%] or [1.35%] or [1.50%]
                                                         [1.10%] after Annuity Commencement Date

BASIC DEATH BENEFIT                                      [The greatest of 1, 2 or 3 shown in the
                                                         "Amount of Death Benefit" provision]
OPTIONAL DEATH BENEFIT (S)
(Only available if Covered Person is age 79 or younger)  [None]

[EARNINGS ENHANCEMENT BENEFIT ("EEB")]                   [The Basic Death Benefit plus

                                                         -    If the Covered Person is 69 or younger
                                                              on the Date of Coverage, 40% of
                                                              the excess of the Accumulation
                                                              Account Value over Adjusted Purchase
                                                              Payments, up to an amount no greater
                                                              than 40% of adjusted Purchase Payments

                                                                                Or
                                                         -    If the Covered Person is between
                                                              70 and 79 years old on the Date of
                                                              Coverage 25% of the excess of the
                                                              Accumulation Account Value over
                                                              Adjusted Purchase Payments, up to an
                                                              amount no greater than 25% of
                                                              adjusted Purchase Payments

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                   Adjusted Purchase Payments are Net purchase payments
                                                         that have been proportionally reduced by a partial
                                                         withdrawal as explained in the "Amount of Death
                                                         Benefit" provision.]

                                                                              [and]
[MAXIMUM ACCOUNT ANNIVERSARY VALUE BENEFIT ("MAV")]      [The greater of the Basic Death Benefit and
                                                         the highest Accumulation Account Value on any
                                                         Certificate Anniversary prior to the
                                                         Participant's 81st birthday, adjusted for any
                                                         subsequent Purchase Payments and Partial
                                                         Withdrawals and Charges made between such
                                                         Account Anniversary and the Death Benefit
                                                         Date.]

                                                                              [and]

[5% PREMIUM ROLL UP BENEFIT ("5% ROLL UP")]              [The greater of the Basic Death Benefit and
                                                         your total purchase payments plus interest
                                                         accrued as follows:

                                                         -   Interest will accrue on Purchase
                                                             Payments allocated to and transfers to
                                                             the Variable Account while they
                                                             remain in the Variable Account at
                                                             5% per year until the first day of
                                                             the month following the Participant's
                                                             80th birthday or until the Purchase
                                                             Payment or amount transferred has
                                                             doubled in amount, whichever is earlier.]
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[HOW WILL THE BENEFITS OFFERED BY THESE RIDERS BE        [MAV AND 5% ROLL UP:
CALCULATED IF MORE THAN ONE IS ELECTED?]
                                                         The death benefit will equal the greater of:
                                                         -   Maximum Account Anniversary Benefit
                                                         -   5% Premium Roll up Benefit]

                                                         [MAV AND EEB:

                                                         The death benefit will equal the:
                                                         Maximum Account Anniversary Value Benefit
                                                         Plus

                                                         -   If the Covered Person is 69 or
                                                             younger on the Date of Coverage, 40% of
                                                             the excess of the Accumulation
                                                             Account Value over the adjusted
                                                             Purchase Payments, up to an amount no
                                                             greater than 40% of adjusted Purchase
                                                             Payments,

                                                                                    or
                                                         -   If the Covered Person is between
                                                             70 and 79 years old on the Date of
                                                             Coverage, 25% of the excess of the
                                                             Accumulation Account Value over
                                                             the adjusted Purchase Payments,
                                                             up to an amount no greater than 25%
                                                             of adjusted Purchase Payments.]

                                                         [5% ROLL UP AND EEB:

                                                         The death benefit will equal the 5% Premium
                                                         Roll Up Benefit Plus

                                                         -   If the Covered Person is 69 or
                                                             younger on the Date of Coverage, 40% of
                                                             the excess of the Accumulation
                                                             Account Value over the adjusted
                                                             Purchase Payments, up to an amount no
                                                             greater than 40% of adjusted Purchase
                                                             Payments,

                                                                                  or
                                                         o   If the Covered Person is between
                                                             70 and 79 years old on the Date of
                                                             Coverage, 25% of the excess of the
                                                             Accumulation Account Value over
                                                             the adjusted Purchase Payments,
                                                             up to an amount no greater than 25%
                                                             of adjusted Purchase Payments.]
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                                                         [MAV, 5% ROLL UP AND EEB:

                                                         The death benefit will equal the greater of:

                                                         -   Maximum Account Anniversary Value Benefit
                                                         -   5% Premium Rollup Benefit
                                                                            PLUS
                                                         -   If the Covered Person is 69 or
                                                             younger on the Date of Coverage, 40% of
                                                             the excess of the Accumulation
                                                             Account Value over the adjusted
                                                             Purchase Payments, up to an amount no
                                                             greater than 40% of adjusted Purchase
                                                             Payments,
                                                                              or
                                                         -   If the Covered Person is between
                                                             70 and 79 years old on the Date of
                                                             Coverage, 25% of the excess of the
                                                             Accumulation Account Value over
                                                             the adjusted Purchase Payments,
                                                             up to an amount no greater than 25%
                                                             of adjusted Purchase Payments.]

[EARNINGS ENHANCEMENT PLUS BENEFIT ("EEB PLUS")]         [The Basic Death Benefit  plus

                                                         -   If the Covered Person is 69 or
                                                             younger on the Date of Coverage, 40% of
                                                             the excess of the Accumulation
                                                             Account Value over adjusted Purchase
                                                             Payments, up to an amount no greater
                                                             than 150% of adjusted Purchase
                                                             Payments*,

                                                                              Or
                                                         -   If the Covered Person is between
                                                             70 and 79 years old on the Date of
                                                             Coverage, 25% of the excess of the
                                                             Accumulation Account Value over
                                                             Adjusted Purchase Payments, up to an
                                                             amount no greater than 75% of
                                                             adjusted Purchase Payments*

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                   Adjusted Purchase Payments are Net purchase
                                                         payments that have been proportionally reduced
                                                         by a partial withdrawal as explained in the
                                                         "Amount of Death Benefit" provision

                                                              *(After the seventh Certificate
                                                              Anniversary, in determining 150%
                                                              or 75% of adjusted Purchase Payments,
                                                              any purchase payment made
                                                              within 12 months prior to the date
                                                              of death will be deducted from the
                                                              adjusted Purchase Payment
                                                              calculation).]
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[EARNINGS ENHANCEMENT PLUS BENEFIT PLUS MAXIMUM          [The greater of the Basic Death Benefit and
ACCOUNT ANNIVERSARY VALUE BENEFIT ("EEB PLUS MAV")       the highest Accumulation Account Value on any
                                                         Certificate Anniversary prior to the Covered
                                                         Person's 81st birthday, adjusted for any
                                                         subsequent Purchase Payments and Partial
                                                         Withdrawals and Charges made between such
                                                         Account Anniversary and the Death Benefit
                                                         Date ("Maximum Account Anniversary Value
                                                         Benefit")
                                                                         Plus

                                                         -   If the Covered Person is 69 or
                                                             younger on the Date of Coverage, 40% of
                                                             the excess of the "Maximum Account
                                                             Anniversary Value Benefit" over
                                                             Adjusted Purchase Payments, up to an
                                                             amount no greater than 150% of
                                                             Adjusted Purchase Payments*

                                                                            or

                                                         o   If the Covered Person is between
                                                             70 and 79 years old on the Certificate
                                                             Date, 25% of the excess of the
                                                             "[Maximum Account Anniversary Value
                                                             Benefit" over adjusted Purchase
                                                             Payments, up to an amount no greater
                                                             than 75% of adjusted Purchase
                                                             Payments*.

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                   Adjusted Purchase Payments are
                                                         Net purchase payments that have been
                                                         proportionally reduced by a partial
                                                         withdrawal, as explained in the
                                                         "Amount of Death Benefit" provision.

                                                              *(After the seventh Certificate
                                                              Anniversary, in determining 150%
                                                              or 75% of adjusted Purchase Payments,
                                                              any purchase payment made
                                                              within 12 months prior to the date
                                                              of death will be deducted from the
                                                              adjusted Purchase Payment
                                                              calculation).]

[EARNINGS ENHANCEMENT PLUS BENEFIT PLUS 5% ROLL UP       [The greater of the Basic Death Benefit and
BENEFIT("EEB PLUS 5%")]                                  your total purchase payments plus interest
                                                         accrued as follows:

                                                         -   Interest will accrue on Purchase
                                                             Payments allocated to and transfers to
                                                             the Variable Account while they
                                                             remain in the Variable Account at
                                                             5% per year until the first day of
                                                             the month following the Covered
                                                             Person's 80th birthday or until
                                                             the Purchase Payment or amount
                                                             transferred has doubled in amount
                                                             whichever is earlier "5% Premium
                                                             Roll Up Benefit"
                                                                                Plus
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                                                         -   If the Covered Person is 69 or younger on
                                                             the Date of Coverage, 40% of the excess
                                                             of the 5% Premium Roll Up Benefit over
                                                             Adjusted Purchase Payments, up to an
                                                             amount no greater than 150% of adjusted
                                                             Purchase Payments*

                                                                            Or

                                                         o   If the Covered Person is between
                                                             70 and 79 years old on the Date of
                                                             Coverage, 25% of the excess of the
                                                             5% Premium Roll Up Benefit over
                                                             Adjusted Purchase Payments, up to an
                                                             amount no greater than 75% of
                                                             adjusted Purchase Payments*

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                   Adjusted Purchase Payments are Net
                                                         purchase payments that have been
                                                         proportionally reduced by a partial withdrawal
                                                         as explained in the "Amount of Death
                                                         Benefit" provision

                                                              *(After the seventh Certificate
                                                              Anniversary, in determining 150%
                                                              or 75% of adjusted Purchase Payments,
                                                              any purchase payment made
                                                              within 12 months prior to the date
                                                              of death will be deducted from the
                                                              adjusted Purchase Payment calculation).]

[WHAT BENEFIT IS PAYABLE UNDER ANY OPTIONAL DEATH        [If the spouse of the Covered Person chooses
BENEFIT IN THE EVENT THE COVERED PERSON'S SPOUSE         to continue this Certificate after the Covered
CHOOSES TO CONTINUE THE CERTIFICATE AFTER THE COVERED    Person's death, the amount payable under this
PERSON'S DEATH?]                                         Rider will be credited to the Accumulation
                                                         Account Value as of the Death Benefit Date.
                                                         Thereafter, the Rider will continue in force
                                                         and be payable upon the spouse's death. For
                                                         purposes of calculating this benefit upon the
                                                         spouse's death, the Accumulation Account
                                                         Value on the Covered Person's Death Benefit
                                                         Date (inclusive of any Death Benefit Amount
                                                         increases) will be considered the Initial
                                                         Net Purchase Payment. If a benefit is payable
                                                         on the spouse's Death Benefit Date, the
                                                         percentage payable (40% vs. 25%) will be based
                                                         on the spouse's age on the Date of Coverage.]

AVAILABLE OPTIONS
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